      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 2, 1996

                                                     REGISTRATION NO. 333-02831
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                                AMENDMENT NO. 1
                                      TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                TRIBUNE COMPANY
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                              36-1880355
       (STATE OF INCORPORATION)         (I.R.S. EMPLOYER IDENTIFICATION NO.)

                           435 NORTH MICHIGAN AVENUE
                            CHICAGO, ILLINOIS 60611
                                (312) 222-9100
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                ---------------

                 DAVID J. GRANAT, VICE PRESIDENT AND TREASURER
                                TRIBUNE COMPANY
                           435 NORTH MICHIGAN AVENUE
                            CHICAGO, ILLINOIS 60611
                                (312) 222-3897
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                         Copies of communications to:
            LARRY A. BARDEN                        EDWARD S. BEST
            SIDLEY & AUSTIN                     MAYER, BROWN & PLATT
       ONE FIRST NATIONAL PLAZA               190 SOUTH LASALLE STREET
        CHICAGO, ILLINOIS 60603             CHICAGO, ILLINOIS 60603-3441

                                ---------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after this Registration Statement becomes effective as determined by market conditions.

  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                                ---------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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

                                EXPLANATORY NOTE

  This Amendment No. 1 is being filed solely to file Exhibit 23.1 hereto.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Amendment to the Registration Statement on Form S-3 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on May 2, 1996.

                                          Tribune Company

                                                      John W. Madigan
                                          By: _________________________________
                                                      John W. Madigan
                                               Chairman, President and Chief
                                                     Executive Officer

  Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on May 2, 1996.

                 SIGNATURE                                       TITLE
                 ---------                                       -----
              John W. Madigan
- -------------------------------------------
              John W. Madigan                   Chairman, President and Chief Executive
                                                          Officer and Director
                                                     (principal executive officer)
                     *
- -------------------------------------------
              James C. Dowdle                    Executive Vice President and Director
                     *
- -------------------------------------------
            Donald C. Grenesko                      Senior Vice President and Chief
                                                           Financial Officer
                                                     (principal financial officer)
                     *
- -------------------------------------------
              R. Mark Mallory                        Vice President and Controller
                                                     (principal accounting officer)
                     *
- -------------------------------------------
            Charles T. Brumback                                 Director

- -------------------------------------------
              Stanton R. Cook                                   Director

                 SIGNATURE                                       TITLE
                 ---------                                       -----

- -------------------------------------------
            Diego E. Hernandez                                  Director

- -------------------------------------------
            Robert E. La Blanc                                  Director

- -------------------------------------------
            Nancy Hicks Maynard                                 Director
                     *
- -------------------------------------------
             Andrew J. McKenna                                  Director

- -------------------------------------------
              Kristie Miller                                    Director
                     *
- -------------------------------------------
              Newton N. Minow                                   Director
                     *
- -------------------------------------------
             James J. O'Connor                                  Director
                     *
- -------------------------------------------
            Donald H. Rumsfeld                                  Director
                     *
- -------------------------------------------
              Arnold R. Weber                                   Director
*             John W. Madigan
- -------------------------------------------
              John W. Madigan
             Attorney-in-Fact

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER                           DOCUMENT DESCRIPTION
 -------                          --------------------
 * 1.1   Form of proposed Underwriting Agreement.
 * 1.2   Form of proposed Selling Agency Agreement.
 * 4.1   Indenture dated as of March 1, 1992 between Tribune Company and First
         Trust of Illinois, National Association, as successor trustee
         (successor to Continental Bank, National Association).
 * 4.2   Forms of proposed Debt Securities.
 * 4.3   Forms of proposed Warrant Agreement and Warrant Certificates
         (incorporated by reference to Exhibit 4.3 to the Company's
         Registration Statement on Form S-3, File No. 33-45793).
 * 5     Opinion of Sidley & Austin.
 *12     Statement of Computation of Ratios of Earnings to Fixed Charges
         (incorporated by reference to Exhibit 12 to the Company's Annual
         Report on Form 10-K for the fiscal year ended December 31, 1995, File
         No. 1-8572).
  23.1   Consent of Price Waterhouse LLP.
 *23.2   Consent of Sidley & Austin (included in Exhibit 5).
 *24     Powers of Attorney (contained in the Signatures page to this
         Registration Statement).
 *25     Form T-1 Statement of Eligibility of First Trust of Illinois, National
         Association, under the Trust Indenture Act of 1939.

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*  Previously filed